General and administrative expenses	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
General and administrative expenses
General and administrative expenses
General and administrative expenses primarily represent employee benefit expenses, professional fees and administrative fees payable to SSH under our administrative services agreement (as described in Note 17).
Employee benefit expenses (excluding crew) consist of:

	For the year ended December 31,
In thousands of U.S. dollars	2019	2018	2017
Short term employee benefits (salaries)	$16,776	$9,605	$9,196
Share based compensation (see Note 16)	27,421	25,547	22,385
	$44,197	$35,152	$31,581

There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.
There are no post-employment benefits.